Exhibit 99.1

Press Release

SGH TO ACQUIRE STRATUS TECHNOLOGIES

Continuing to execute on a successful growth and diversification strategy

Milpitas, Calif. – June 29, 2022 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (Nasdaq: SGH) today announced that it has entered into a definitive agreement with affiliates of Siris Capital Group, LLC, to acquire Stratus Technologies (“Stratus”), a global leader in simplified, protected, and autonomous computing solutions in the data center and at the Edge. Under the terms of the agreement, SGH will pay $225 million in cash at closing and an earn-out payment of up to $50 million, based on the gross profit performance of the Stratus business during the first full 12 fiscal months of Stratus following the closing.

Consistent with the Company’s existing lines of business, Stratus delivers differentiated technology solutions to specialty end markets. In particular, the addition of Stratus’ high-availability, fault-tolerant computing platforms, software, and services will expand the Company’s Intelligent Platform Solutions (“IPS”) business to better serve Stratus and IPS customers worldwide.

“This transaction builds upon our successful track record of M&A at SGH,” said Mark Adams, CEO of SGH. “The high-availability and fault-tolerant capabilities of Stratus will expand our IPS offerings in Edge, Core, and Cloud, and will enable us to more comprehensively address our combined customers’ needs. We look forward to welcoming the Stratus team to SGH.”

Strategic and Financial Benefits

•	Diversified solutions in the data center and at the Edge: Stratus’ high-availability and fault-tolerant platforms, software, and services expand IPS’ technology offerings.

•	Large-scale global customer base: Stratus has a strong global customer base, including more than half of the Fortune 100 companies.

•	Differentiated technology: Stratus offers differentiated products and services, consistent with SGH’s focus on providing value-add solutions for specialty end markets.

•	Comprehensive services: Stratus’ services capabilities and infrastructure will result in adding more than $80M of higher margin, recurring revenue for IPS.

•	Strong financial profile expected to be immediately accretive: The transaction is expected to be immediately accretive to gross margin, non-GAAP EPS, and free cash flow.

“By joining SGH, we significantly expand our customer reach and capabilities to deliver data center and Edge solutions and services, enabling our customers to run their most important mission-critical applications,” said Dave Laurello, President and CEO of Stratus. “We are excited to join SGH, and look forward to contributing to the company’s growth. Their operating model and acquisition strategy offer tremendous opportunity to our customers, partners, and employees.”

Transaction Terms and Financing

Under the terms of the agreement, which has been approved by the boards of directors of both companies, SGH will make an initial cash payment of $225 million upon closing. Additionally, Stratus equity holders have the potential to receive an earn-out payment up to $50 million based on the gross profit performance of the Stratus business during the first full 12 fiscal months of Stratus following the closing of the transaction, payable in cash, ordinary shares of SGH, or a mix of cash and ordinary shares of SGH (at SGH’s election). The transaction is subject to requisite regulatory approvals and satisfaction of customary closing conditions. The transaction is not subject to any financing contingency. SGH exited its third fiscal quarter with cash and cash equivalents of $387 million and an additional $250 million revolving credit facility available for use.

Following the close of the transaction, which is expected to occur in the second half of calendar year 2022, SGH expects to incorporate the Stratus brand and trademarks into the SGH portfolio of businesses and will operate Stratus under its Intelligent Platform Solutions Group.

About Stratus

For leaders digitally transforming their operations to drive predictable, peak performance with minimal risk, Stratus ensures the continuous availability of business-critical applications by delivering zero-touch Edge Computing platforms that are simple to deploy and maintain, protected from interruptions and threats, and autonomous. For 40 years, we have provided reliable and redundant zero-touch computing, enabling global Fortune 500 companies and small-to-medium sized businesses to securely and remotely turn data into actionable intelligence at the Edge, Cloud and Data Center – driving uptime and efficiency.

For more information, please visit https://www.stratus.com/.

About SGH

At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what’s next for the technologies that support and advance the world. Across computing, memory, and LED lighting solutions, we build long-term strategic partnerships with our customers. Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.

Learn more about us at SGHcorp.com.

About Siris

Siris is a leading private equity firm that invests primarily in mature technology and telecommunications companies with mission-critical products and services, facing industry changes or other significant transitions. Siris’ development of proprietary research to identify opportunities and its extensive collaboration with its Executive Partners and Advisors are integral to its approach. Siris’ Executive Partners and Advisors are experienced senior operating executives that actively participate in key aspects of the transaction lifecycle to help identify opportunities and drive strategic and operational value. Siris is based in New York, Silicon Valley and West Palm Beach, and has raised nearly $6 billion in cumulative capital commitments.

For more information, please visit www.siris.com.

Advisors

Moelis & Company LLC is acting as financial advisor and Latham & Watkins LLP is acting as legal advisor to SGH.

Use of Forward-Looking Statements

This press release contains “forward-looking statements,” including, among other things, statements regarding future events and the future financial performance of SGH and Stratus and statements regarding growth drivers in SGH’s and Stratus’ industries and markets. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH’s control, including, among others: inability to obtain or delays in obtaining all regulatory approvals and otherwise completing all steps required to close on the acquisition of Stratus; issues, delays or complications in completing the acquisition of Stratus; incurring unanticipated costs in completing the acquisition of Stratus; the ability of Stratus to generate anticipated revenue and profits post-transaction close; risks associated with integration or transition of the operations, assets, systems and personnel of Stratus; unfavorable reaction to the sale by customers, competitors, suppliers and employees of Stratus; global business and economic conditions and growth trends in technology industries, SGH’s or Stratus’ customer markets and various geographic regions; uncertainties in the geopolitical environment; disruptions in SGH’s or Stratus’ operations or SGH’s or Stratus’ supply chain as a result of COVID-19 pandemic or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of SGH’s strategic initiatives, including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them, or customers’ negative reactions to them; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; prices for the end products of SGH’s or Stratus’ customers; strikes or labor disputes; deterioration in or loss of relations with any of SGH’s or Stratus’ limited number of key vendors; the inability to maintain or expand government business; and other factors and risks detailed in SGH’s filings with the U.S. Securities and Exchange Commission, which include SGH’s most recent reports on Form 10-K and Form 10-Q, including SGH’s future filings. Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of SGH to be materially different from SGH’s forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Investor Contact: Suzanne Schmidt Investor Relations (510) 360-8596 ir@sghcorp.com	SGH PR Contact: Valerie Sassani VP Marketing and Communications (510) 941-8921 pr@sghcorp.com

Siris PR Contacts: Dana Gorman / Blair Hennessy Abernathy Macgregor (212)371-5999 dtg@abmac.com / bth@abmac.com	Stratus PR Contact: DoShik Wood Dir of Product Marketing and Global Communications (978) 461-7064 doshik.wood@stratus.com